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EXHIBIT 10.2

                               FIRST AMENDMENT TO
                             DISTRIBUTION AGREEMENT

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.

         This FIRST AMENDMENT TO DISTRIBUTION AGREEMENT ("Amendment"), dated as of May 8, 2001, is among Summit Properties Partnership, L.P., a Delaware limited partnership (the "Partnership"), Summit Properties Inc., a Maryland corporation and the sole general partner of the Partnership (the "Company"), and J.P. Morgan Securities Inc., First Union Securities, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the "Agents").

         WHEREAS, the Partnership, the Company and the Agents are parties to that certain Distribution Agreement, dated April 20, 2000 (the "Distribution Agreement"), with respect to the issue and sale from time to time by the Partnership of its Medium-Term Notes due 9 months or more from the date of issue (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Distribution Agreement); and

         WHEREAS, in accordance with Section 13 thereof, the Partnership, the Company and the Agents desire to amend the Distribution Agreement to allow the Partnership to accept offers to purchase Securities through agents and dealers other than the Agents and to make the other modifications hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Distribution Agreement as follows:

         Section 1. Additional Agents. Section 2(a) of the Distribution Agreement is hereby amended by adding thereto the following:

                  "Notwithstanding anything to the contrary contained herein, the Partnership may accept (but not solicit) offers to purchase Securities from time to time through one or more additional agents or dealers, acting as either principal or agent, on substantially the same terms as those applicable to sales of Securities to or through the Agents pursuant to this Agreement (which may be accomplished by incorporating by reference the terms of this Agreement); provided that the Partnership shall provide the Agents with written notice of each such acceptance promptly thereafter. It being understood that the Partnership may respond to inquiries and requests for information from any such agents or dealers."

         Section 2. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.


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         Section 3. Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                       SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                       By:  Summit Properties Inc.
                                             Its General Partner



                                       By:  /s/ Michael G. Malone
                                          --------------------------------------
                                             Name:  Michael G. Malone
                                             Title: Senior Vice President and
                                                    General Counsel


                                       SUMMIT PROPERTIES INC.



                                       By:  /s/ Michael G. Malone
                                          --------------------------------------
                                             Name:  Michael G. Malone
                                             Title: Senior Vice President and
                                                    General Counsel


                                       J.P. MORGAN SECURITIES INC.



                                       By:  /s/ Huw Richards
                                          --------------------------------------
                                             Name:  Huw Richards
                                             Title: Vice President


                                       FIRST UNION SECURITIES, INC.


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                                       By:  /s/ James T. Williams, Jr.
                                          --------------------------------------
                                             Name:  James T. Williams, Jr.
                                             Title: Director


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                              MERRILL LYNCH & CO.
                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED



                              By: :  /s/ Tjarda Clagett
                                   --------------------------------------------
                                    Name:  Tjarda Clagett
                                    Title: Managing Director, Investment Banking


                              MORGAN STANLEY & CO. INCORPORATED



                              By:  /s/ Eric Dobi
                                 ----------------------------------------------
                                    Name:  Eric Dobi
                                    Title: Vice President



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